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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 2002

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                      333-65702             13-3939229
-------------------------------    ------------------------   ----------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


                  1585 Broadway                               10036
                New York, New York                         -------------
     (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)


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

         Item 5.     OTHER EVENTS

                  In connection with the offering of CDC Mortgage Capital Trust 2002-HE2, Mortgage Pass-through certificates, Series 2002-HE2, certain "Computational Materials", dated July 24, 2002, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1.  Related Computational Materials (as defined in
                  Item 5 above).










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                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    --------------------------------------------
                                            as Depositor and on behalf of CDC
                                            Mortgage Capital Trust 2002-HE2
                                            Registrant

                                                  By: /s/ GAIL MCDONNELL
                                                      --------------------------
                                                      Name:  Gail McDonnell
                                                      Title: Vice President






Dated: July 24, 2002











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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1 Related Computational Materials (as defined in Item 5 above).